Sub-Item 77E
Legal Proceedings
33-63212, 811-7736

Legal Proceedings information is incorporated herein by reference to the Notes to Financial Statements of the Janus Aspen Series Annual Report to Shareholders, filed on Form N-CSR on February 27, 2004, accession number 0000906185-04-000004(File No. 33-63212).